                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 19, 1998



                                ---------------


                             HEALTHDESK CORPORATION
             (Exact name of registrant as specified in its charter)


             California                           0-21819                          94-3165144
   (State or other jurisdiction of       (Commission File Number)               (I.R.S. Employer)
   incorporation or organization)                                              Identification No.)



        2560 Ninth Street, Suite 220                               94710
            Berkeley, California
  (Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (510) 883-2160

         Item 5.  Other Events.

                  On February 19, February 24, and February 25, 1998, the Company completed the sale of 300,000, 50,000 and 50,000 shares of Common Stock for aggregate gross proceeds of $600,000, $100,000, and $100,000, respectively.


         Item 7.  Exhibits.

              (a) The following Exhibit is attached hereto and filed hereby:

                  99.1 Unaudited Statement of Operations for the one month ended January 31, 1998, and pro-forma unaudited Balance Sheets as of January 31, 1998, giving effect to the $800,000 in proceeds from Common Stock sales received in February 1998

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HEALTHDESK CORPORATION.



  Date:  February 25, 1998          By:  /s/   Timothy S. Yamauchi
                                        ------------------------------
                                         Timothy S. Yamauchi,
                                         Chief Financial Officer, Secretary and
                                         Treasurer

                               INDEX TO EXHIBITS




                                                                                                     Sequentially
   Exhibit                                          Document                                         Numbered Page
   -------                                          --------                                        ---------------
    99.1       Unaudited Statement of Operations for the one month ended January 31,
               1998, and pro-forma unaudited Balance Sheets as of January 31, 1998.
